Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets (1)

	December 31,
	2014	2013
	(Dollars in thousands)
Non-accrual loans	$15,231	$17,905
Loans 90 days or more past due and still accruing interest	7	-
Total non-performing loans	15,238	17,905
Other real estate and repossessed assets	6,454	18,282
Total non-performing assets	$21,692	$36,187

As a percent of Portfolio Loans
Non-performing loans	1.08%	1.30%
Allowance for loan losses	1.84	2.35
Non-performing assets to total assets	0.96	1.64
Allowance for loan losses as a percent of non-performing loans	170.56	180.54

(1)	Excludes loans classified as "trouble debt restructured" that are performing and vehicle service contract counterparty receivables, net.

Troubled debt restructurings ("TDR")

	December 31, 2014
	Commercial	Retail		Total
	(In thousands)
Performing TDR's	$29,475	$73,496		$102,971
Non-performing TDR's(1)	1,978	5,225	(2)	7,203
Total	$31,453	$78,721		$110,174

	December 31, 2013
	Commercial	Retail		Total
	(In thousands)
Performing TDR's	$35,134	$79,753		$114,887
Non-performing TDR's(1)	4,347	4,988	(2)	9,335
Total	$39,481	$84,741		$124,222

(1)	Included in non-performing assets table above.
(2)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for loan losses

	Twelve months ended
	December 31,
	2014		2013
		Unfunded		Unfunded
	Loans	Commitments	Loans	Commitments
	(Dollars in thousands)
Balance at beginning of period	$32,325	$508	$44,275	$598
Additions (deductions)
Provision for loan losses	(3,136)	-	(3,988)	-
Recoveries credited to allowance	7,420	-	8,270	-
Loans charged against the allowance	(10,619)	-	(16,232)	-
Additions (deductions) included in non-interest expense	-	31	-	(90)
Balance at end of period	$25,990	$539	$32,325	$508

Net loans charged against the allowance to average Portfolio Loans (annualized)	0.23%		0.58%

Capitalization

	December 31,
	2014	2013
	(In thousands)
Subordinated debentures	$35,569	$40,723
Amount not qualifying as regulatory capital	(1,069)	(1,223)
Amount qualifying as regulatory capital	34,500	39,500
Shareholders’ equity
Common stock	352,462	351,173
Accumulated deficit	(96,455)	(110,347)
Accumulated other comprehensive loss	(5,636)	(9,245)
Total shareholders’ equity	250,371	231,581
Total capitalization	$284,871	$271,081

Non-Interest Income

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2014	2014	2013	2014	2013
	(In thousands)
Service charges on deposit accounts	$3,280	$3,579	$3,473	$13,446	$14,076
Interchange income	2,172	1,984	1,820	8,164	7,362
Net gains (losses) on assets
Mortgage loans	1,489	1,490	1,607	5,628	10,022
Securities	(5)	168	190	329	395
Other than temporary impairment loss on securities
Total impairment loss	-	(9)	-	(9)	(26)
Loss recognized in other comprehensive income	-	-	-	-	-
Net impairment loss recognized in earnings	-	(9)	-	(9)	(26)
Mortgage loan servicing	(598)	932	1,192	791	3,806
Investment and insurance commissions	509	404	429	1,814	1,709
Bank owned life insurance	350	361	335	1,371	1,363
Title insurance fees	261	243	421	995	1,682
Gain on extinguishment of debt	500	-	-	500	-
Increase in fair value of U.S. Treasury warrant	-	-	-	-	(1,025)
Other	1,243	1,391	1,446	5,746	5,465
Total non-interest income	$9,201	$10,543	$10,913	$38,775	$44,829

Capitalized Mortgage Loan Servicing Rights

	Three months ended		Twelve months ended
	December 31,		December 31,
	2014	2013	2014	2013
	(In thousands)
Balance at beginning of period	$13,180	$13,051	$13,710	$11,013
Originated servicing rights capitalized	570	549	1,823	3,210
Amortization	(682)	(634)	(2,509)	(3,745)
Change in valuation allowance	(962)	744	(918)	3,232
Balance at end of period	$12,106	$13,710	$12,106	$13,710

Valuation allowance at end of period	$3,773	$2,855	$3,773	$2,855

Mortgage Loan Activity

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2014	2014	2013	2014	2013
	(Dollars in thousands)
Mortgage loans originated	$78,322	$77,501	$72,317	$265,494	$419,494
Mortgage loans sold	67,490	62,007	66,917	223,580	407,235
Mortgage loans sold with servicing rights released	10,029	11,229	10,849	37,476	57,099
Net gains on the sale of mortgage loans	1,489	1,490	1,607	5,628	10,022
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	2.21%	2.40%	2.40%	2.52%	2.46%
Fair value adjustments included in the Loan Sales Margin	(0.18)	(0.13)	(0.38)	0.01	(0.55)

Non-Interest Expense

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2014	2014	2013	2014	2013
	(In thousands)
Compensation	$8,512	$8,574	$8,435	$33,833	$33,515
Performance-based compensation	1,806	1,203	1,821	5,154	6,507
Payroll taxes and employee benefits	2,129	1,941	2,055	8,234	7,902
Compensation and employee benefits	12,447	11,718	12,311	47,221	47,924
Occupancy, net	2,197	2,079	2,257	8,912	8,845
Data processing	1,879	1,790	1,971	7,532	8,019
Loan and collection	1,109	1,391	1,374	5,392	6,886
Furniture, fixtures and equipment	1,010	1,005	1,122	4,137	4,293
Communications	714	712	714	2,926	2,919
Advertising	646	427	552	2,193	2,433
Legal and professional fees	589	559	616	1,969	2,459
FDIC deposit insurance	332	396	409	1,567	2,435
Interchange expense	179	368	407	1,291	1,645
Supplies	247	249	257	993	1,028
Credit card and bank service fees	212	226	288	946	1,263
Amortization of intangible assets	134	134	203	536	812
Vehicle service contract counterparty contingencies	30	28	1,434	199	4,837
Cost (recoveries) related to unfunded lending commitments	4	12	(33)	31	(90)
Provision for loss reimbursement on sold loans	-	-	(284)	(466)	2,152
Net (gains) losses on other real estate and repossessed assets	(90)	(285)	146	(500)	1,237
Other	1,268	1,275	1,225	5,072	5,021
Total non-interest expense	$22,907	$22,084	$24,969	$89,951	$104,118

Average Balances and Tax Equivalent Rates

	Three Months Ended
	December 31,
		2014			2013
	Average			Average
	Balance	Interest	Rate (3)	Balance	Interest	Rate (3)
	(Dollars in thousands)
Assets (1)
Taxable loans	$1,401,597	$17,597	5.00%	$1,386,716	$19,515	5.60%
Tax-exempt loans (2)	4,478	71	6.29	5,084	82	6.40
Taxable securities	490,525	1,718	1.39	398,843	1,287	1.28
Tax-exempt securities (2)	36,361	242	2.64	41,483	516	4.93
Interest bearing cash and
repurchase agreement	74,551	63	0.34	107,258	87	0.32
Other investments	22,766	261	4.55	22,854	244	4.24
Interest Earning Assets	2,030,278	19,952	3.91	1,962,238	21,731	4.40
Cash and due from banks	45,444			44,388
Other assets, net	174,349			185,766
Total Assets	$2,250,071			$2,192,392

Liabilities
Savings and interest-bearing checking	$947,995	265	0.11	$916,736	267	0.12
Time deposits	389,855	913	0.93	438,418	1,076	0.97
Other borrowings	62,787	612	3.87	58,989	831	5.59
Interest Bearing Liabilities	1,400,637	1,790	0.51	1,414,143	2,174	0.61
Non-interest bearing deposits	571,128			512,234
Other liabilities	28,259			35,894
Shareholders’ equity	250,047			230,121
Total liabilities and shareholders’ equity	$2,250,071			$2,192,392

Net Interest Income		$18,162			$19,557

Net Interest Income as a Percent of Average Interest Earning Assets			3.56%			3.96%

(1)	All domestic.
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%
(3)	Annualized

Average Balances and Tax Equivalent Rates

	Twelve Months Ended
	December 31,
		2014			2013
	Average			Average
	Balance	Interest	Rate	Balance	Interest	Rate
	(Dollars in thousands)
Assets (1)
Taxable loans	$1,383,883	$71,621	5.18%	$1,408,305	$80,434	5.71%
Tax-exempt loans (2)	4,889	310	6.34	5,491	354	6.45
Taxable securities	475,917	6,341	1.33	305,468	4,059	1.33
Tax-exempt securities (2)	40,200	1,510	3.76	32,051	1,680	5.24
Interest bearing cash and repurchase agreement	84,244	282	0.33	139,082	396	0.28
Other investments	23,252	1,118	4.81	21,673	901	4.16
Interest Earning Assets	2,012,385	81,182	4.03	1,912,070	87,824	4.59
Cash and due from banks	45,213			44,745
Other assets, net	182,099			164,281
Total Assets	$2,239,697			$2,121,096

Liabilities
Savings and interest-bearing checking	$951,745	1,064	0.11	$908,740	1,131	0.12
Time deposits	413,729	3,903	0.94	423,291	4,575	1.08
Other borrowings	60,225	2,332	3.87	65,517	3,456	5.27
Interest Bearing Liabilities	1,425,699	7,299	0.51	1,397,548	9,162	0.66
Non-interest bearing deposits	540,107			500,673
Other liabilities	31,247			38,462
Shareholders’ equity	242,644			184,413
Total liabilities and shareholders’ equity	$2,239,697			$2,121,096

Net Interest Income		$73,883			$78,662
Net Interest Income as a Percent of Average Interest Earning Assets			3.67%			4.11%

(1)	All domestic.
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

Commercial Loan Portfolio Analysis as of December 31, 2014

	Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non-performing	Total	Category in Watch Credit

Land	$8,938	$1,121	$371	$1,492	16.7%
Land Development	10,694	1,720	223	1,943	18.2
Construction	14,627	26	-	26	0.2
Income Producing	252,512	10,530	1,233	11,763	4.7
Owner Occupied	214,332	13,042	231	13,273	6.2
Total Commercial Real Estate Loans	$501,103	$26,439	2,058	$28,497	5.7

Other Commercial Loans	$189,852	$16,341	2,515	$18,856	9.9
Total non-performing commercial loans			$4,573